UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21883

Oppenheimer Rochester Ohio Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (303) 768-3200

Date of fiscal year end:   March 31

Date of reporting period:   9/30/2017

Item 1.  Reports to Stockholders.

Semiannual Report 9/30/2017

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Rochester® Ohio Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-0.33%	-5.06%	3.04%
1-Year	-2.14	-6.79	0.87
5-Year	2.80	1.81	3.01
10-Year	2.73	2.23	4.52

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Ohio Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of September 30, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 4.05% and a taxable equivalent yield of 4.24% for Ohio residents in the top 2017 tax bracket. Falling bond prices at the outset and end of the reporting period, however, caused the Fund’s NAVs to decline, and the 6-month total return of the Fund’s Class A shares was negative as of September 30, 2017.

MARKET OVERVIEW

U.S. equities extended their rally during this reporting period, repeatedly topping previous record high closes, and prices rose for all but the shortest-maturity AAA-rated municipal bonds and for Treasury securities with maturities of 7 years or more. The Bloomberg Barclays Municipal Bond Index, which is this Fund’s benchmark and a widely used index of the performance of the general muni market, provided a 6-month total return of 3.04% as of September 30, 2017.

At its September meeting, the Federal Reserve Open Market Committee (FOMC) held the Fed Funds target rate to a range of 0.75% to

The average distribution yield in Lipper’s Ohio Municipal Debt Funds category was 3.17% at the end of this reporting period. At 4.05%, the distribution yield at NAV for this Fund’s Class A shares was 88 basis points higher than the category average.

1.00%. The FOMC, noting that it expects economic conditions to “evolve in a manner that will warrant gradual increases” in the Fed Funds rate, continued to signal its intent to increase the rate once more in 2017 and three times in 2018. As had been previewed

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.05%

Dividend Yield with sales charge	3.86

Standardized Yield	2.27

Taxable Equivalent Yield	4.24

Last distribution (9/26/17)	$0.033

Total distributions (4/1/17 to 9/30/17)	$0.219

Endnotes for this discussion begin on page 14 of this report.

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in the second quarter, the Fed’s $4.5 trillion balance sheet will begin to be “normalized.” Reductions of $10 billion a month will commence in October 2017 and rise to $50 billion a month over the next year.

The benchmark interest rate was raised in December 2016, March 2017 and June 2017, each time by one-quarter of 1 percentage point.

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

At the end of this reporting period, the BofA Merrill Lynch AAA Municipal Securities Index, which is the AAA subset of the broader BofA Merrill Lynch US Municipal Securities Index – was 1.83, 15 basis points lower than on September 30, 2016. Most of the yield curve for high-grade municipal bonds was higher at the end of this reporting period than on March 31, 2017; bonds maturing in 1-year, however, rose in price during the reporting period.

Both the high-grade muni yield curve and the Treasury yield curve flattened during this reporting period, with improving yields at the short end of the curve and declining yields for bonds with longer maturities. While flatter yield curves can reflect investors’ expectations for a static or weakening economy, we note that some longer-term, high-grade munis offered higher nominal yields than Treasury securities with comparable maturities.

As of September 30, 2017, munis of all maturities provided taxpayers in the top four federal tax brackets more favorable after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

Gov. John Kasich signed Ohio’s $133 billion, 2-year budget for fiscal years 2018 and 2019 on the last day of June 2017, and vetoed legislation that would have ended enrollment to the state’s extended Medicaid plan; as a result of the veto, an estimated 700,000 low-income residents will be able to keep their existing health care coverage. Gov. Kasich also vetoed a tax on health insurers that would have provided an additional

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$207 million annually to counties and transit authorities.

The Ohio Turnpike and Infrastructure Commission came to market with $115.4 million in refunding bonds at the end of the reporting period. Ahead of the refunding, Moody’s Investors Service revised its outlook for the commission to positive, from stable, citing the turnpike’s better-than-expected revenue growth. In a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond; Treasury bonds that are purchased with the proceeds are backed by the full faith and credit of the U.S.

As of September 30, 2017, Ohio’s general obligation (G.O.) bonds were rated Aa1 by Moody’s and AA-plus by S&P Global Ratings (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

The federal fiscal 2018 budget proposal that President Trump announced in May 2017 calls for $1.59 billion to fund Medicaid in Puerto

Rico, an increase of $1.24 billion versus the official Medicaid cap for the Commonwealth and in line will historic Medicaid funding for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s 10-year fiscal plan, introduced in October 2016, which assumes the federal government’s Medicaid allocation is zero.

Despite the portfolio management team’s multi-year efforts to reach negotiated settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

The Puerto Rico Electric Power Authority (PREPA) and its forbearing bondholders, including Oppenheimer Rochester, worked to finalize a restructuring support agreement (RSA) whose terms were originally agreed on in September 2015 and extended several times. PREPA allowed the nearly finalized RSA to terminate in late June 2017, even though the forbearing creditors had offered to extend the agreement again. On July 2, 2017, the

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federal oversight board voted against the RSA and commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation. While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In late June 2017, the federal oversight board approved its own consolidated budget. The new budget came as a response to Governor Ricardo Rosselló Nevares’ proposed $9.56 billion general fund budget, which had been released in May and had called for a 6.3% increase in spending but very limited money available for debt service, inconsistent with the requirements of PROMESA.

In mid-July 2017, the federal oversight board approved a restructuring plan for the Government Development Bank (GDB), giving bondholders between 55% and 75% of the face value of their debt; the size of the “haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund does not hold GDB debt; the Oppenheimer Rochester funds’ holdings of GDB debt represent less than one-hundredth of 1% of the assets of a single fund, Oppenheimer Rochester Limited Term California Municipal Fund.)

In other news, the Commonwealth held a vote regarding statehood in June 2017. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.” Puerto Rico’s cash position as of June 30, 2017 was $1.5 billion higher than Judge Swain had been told it would be, according to figures released in early August, raising new questions about why the Commonwealth claimed it could not make debt payments. Meanwhile, the U.S. Census Bureau reported that the median income on Puerto Rico rose in 2016.

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s

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The Rochester Portfolio Managers

Scott Cottier, CFA Team eader and Senior Portfolio Manager	Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager	Michael Camarella, CFA Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

Supreme Court denied the governor’s request to keep his initial draft budget (submitted to the board in late April) and other documents under wraps.

At an August 9 hearing, Judge Swain approved an agreement establishing a procedure to resolve, by December 15, the debt dispute between Puerto Rico and certain COFINA bondholders. Debt restructurings for GDB securities, which were approved by the Puerto Rico Legislature two days later, have yet to receive approval from the U.S. District Court.

In mid-August, the governor swore in a seven-member Puerto Rico Statehood Commission, a delegation that will seek to be seated in the U.S. Congress as the Commonwealth’s representatives. Since 1796, when the territory of Tennessee sent its delegation of statehood advocates to the nation’s capital, this approach has been called the Tennessee Plan. The governor has acknowledged that

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The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit Research	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Matt Torpey, CFA	Rene Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Senior Credit Analyst	Credit Analyst	Credit Analyst

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Congress is not likely to act with haste, but he nonetheless hopes that the commission can “draw attention and sensitize the nation about the need for Puerto Ricans to be recognized in equality as American citizens.” Given all that is currently on Congress’s agenda, we do not believe it likely that the delegation or the push for Puerto Rican statehood will gain significant attention.

In late September, two hurricanes – Irma and Maria – caused damage on Puerto Rico. Irma passed to the north of the Commonwealth, and Maria made landfall: According to preliminary government reports, nearly 50 people died, structural damage was extensive, and millions were left without power or drinking water. Military personnel and representatives of FEMA (the Federal Emergency Management Agency) were deployed. (Damage from Maria was also significant on the U.S. Virgin Islands.)

The work of the federal oversight board and Title III proceedings under PROMESA were temporarily halted. The Puerto Rican government was rightly focused on immediate needs. A creditors group that included Oppenheimer Rochester offered PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). The offer, which was designed to provide immediate relief and help Puerto Rico qualify for matching funds from FEMA, also gave creditors the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. The offer was rejected despite the government’s assertion that its cash position was weakening.

Developments after September 30: Following his visit to Puerto Rico, President Donald J. Trump spoke of wiping out Puerto Rico’s debt, a comment that led to steep declines in securities issued by the Commonwealth of Puerto Rico on October 4. Mick Mulvaney, Mr. Trump’s budget director, later explained that “what you heard the president say is that Puerto Rico is going to have to figure out a way to solve its debt problems.”

Later in October, Gov. Rosselló traveled to the White House to request an estimated $4.6 billion in block grants and other funding. The governor set a new timetable for restoring electrical service, pledging that 95% of customers would have electricity by mid-December; earlier, officials had said it could take 6 months to a year to restore power throughout the Commonwealth. Also in late October, the U.S. Congress passed a $36.5 billion disaster relief package, its second such package for areas affected by Hurricanes Harvey, Irma and Maria.

While the official figure for deaths caused by Hurricane Maria was said to be in the mid-50s as of November 1, 2017, news reports indicated that the figure was substantially higher. Significant portions of the island remained without power as of mid-November amid a controversy that led to the cancellation of a $300 million contract that had been awarded to Whitefish Energy

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Holdings, a small Montana-based company. Parts of the island do not have running water. The National Guard and FEMA, among other organizations, continue to be deployed in Puerto Rico, but the commander overseeing the U.S. military’s mission in Puerto Rico said in early November that the military is preparing to wind down operations. The Trump administration has agreed to release FEMA aid faster than is typical, and FEMA will cover 90% of the costs to rebuild public infrastructure, up from the standard 75%. The agreement also calls for third-party estimates for the costs and expenditures on “big-ticket projects.”

Meanwhile, the Rosselló administration, the federal oversight board and various bondholders remained at odds about the extent of the board’s authority. Officials seeking to resolve these disputes appeared before Congressional hearings in the first half of November. On November 13, 2017, the governor submitted a request for $94.4 billion in hurricane relief and Judge Swain ruled that the oversight board was not authorized to replace PREPA’s executive director with a chief transformation officer of its choosing.

FUND PERFORMANCE

Oppenheimer Rochester Ohio Municipal Fund held more than 110 securities as of September 30, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 3.8 cents per share at the outset of this reporting period, was reduced to 3.6 cents per share beginning with the July 2017 payout, and again to 3.3 cents per share beginning with the September 2017 payout. In all, the Fund distributed 21.9 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can cause it at times to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond Index; that was the case this reporting period. The Fund had a competitive distribution yield at NAV and, as noted earlier, a taxable equivalent yield of 4.23%. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

The Fund’s 7 largest sectors were among its 10 strongest performers this reporting period. The hospital/healthcare sector was the Fund’s largest sector as well as the Fund’s strongest sector as of September 30, 2017. Most of the Fund’s holdings in this sector are investment grade, though the Fund also

10 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

invests across the credit spectrum in this sector; three of the Fund’s holdings in this sector were issued in the Commonwealth of Puerto Rico. Other leading contributors to performance were the Fund’s second-largest sector (tax increment financing aka TIFs), its third (higher education), its fourth (tobacco bonds), its fifth (Special Assessment), its sixth (U.S. government obligations) and its seventh (marine/aviation facilities).

Research-based security selection continued to be a factor in the strong performance of these sectors. TIF bonds, which are traditionally used for urban and suburban renewal projects, were the Fund’s fifth strongest contributor this reporting period. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. The higher education sector, the Fund’s second strongest sector this reporting period, includes some investments in bonds issued in Puerto Rico; the investment-grade bonds in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. High-yielding tobacco bonds, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), was the Fund’s fourth largest sector and its sixth strongest performer as of September 30, 2017. Special Assessment bonds, which are land development bonds that help finance the infrastructure needs of new real estate development, constituted the third best performer this reporting period. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. Also on the list of 10 strongest performers were the U.S. government obligation sector, which includes any securities held by the Fund that have been pre-refunded, and the marine and aviation facilities sector, which typically consists of high-grade investments that are backed by valuable collateral.

Seven sectors detracted from the Fund’s total return during the reporting period. Securities in the G.O. and sales tax revenue sectors – the Fund’s eighth and eleventh largest, respectively – were adversely affected by developments in Puerto Rico as were the PREPA securities in this Fund’s electric utilities sector (as discussed above). Also detracting from the Fund’s performance were securities in the municipal leases, multifamily housing, Special Tax and highways/commuter facilities sectors.

In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and

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local income taxes, and the Fund’s Puerto Rico holdings include the aforementioned G.O. bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA	Troy E. Willis, CFA, J.D.
Senior Vice President, Senior	Senior Vice President, Senior
Portfolio Manager and Team	Portfolio Manager and Team
Leader	Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

12 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	14.3%

Tax Increment Financing (TIF)	12.4

Higher Education	11.9

Tobacco Master Settlement Agreement	9.4

Special Assessment	9.4

U.S. Government Obligations	8.7

Marine/Aviation Facilities	7.2

General Obligation	4.4

Multifamily Housing	3.4

Electric Utilities	2.5

Portfolio holdings are subject to change. Percentages are as of September 30, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	2.8%	3.2%	6.0%

AA	29.5	0.0	29.5

A	14.5	0.0	14.5

BBB	13.6	10.8	24.4

BB or lower	16.9	8.7	25.6

Total	77.3%	22.7%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/17

	Without Sales	With Sales
	Charge	Charge
Class A	4.05%	3.86%
Class B	3.18	N/A
Class C	3.19	N/A
Class Y	4.06	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/17
Class A	2.27%
Class B	1.63
Class C	1.63
Class Y	2.38

TAXABLE EQUIVALENT YIELDS

As of 9/30/17
Class A	4.24%
Class B	3.04
Class C	3.04
Class Y	4.44

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 9/30/17
Class A	2.03%
Class B	1.23
Class C	1.37
Class Y	2.38

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/17

	Inception					Since
	Date	6-Month	1-Year	5-Year	10-Year	Inception
Class A (OROHX)	6/21/06	-0.33%	-2.14%	2.80%	2.73%	3.12%
Class B (OROBX)	6/21/06	-0.70	-2.88	2.04	2.27	2.71
Class C (OROCX)	6/21/06	-0.70	-2.88	2.02	1.96	2.34
Class Y (OROYX)	7/29/11	-0.33	-2.15	2.83	N/A	4.64

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/17

	Inception					Since
	Date	6-Month	1-Year	5-Year	10-Year	Inception
Class A (OROHX)	6/21/06	-5.06%	-6.79%	1.81%	2.23%	2.68%
Class B (OROBX)	6/21/06	-5.58	-7.55	1.70	2.27	2.71
Class C (OROCX)	6/21/06	-1.68	-3.81	2.02	1.96	2.34
Class Y (OROYX)	7/29/11	-0.33	-2.15	2.83	N/A	4.64

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

14 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.033 for the 35-day accrual period ended September 26, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on September 26, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0259, $0.0259 and $0.0330, respectively, for the 35-day accrual period ended September 26, 2017 and on the corresponding net asset values on that date. Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended September 30, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Ohio Municipal Debt Funds category is based on 37 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and Ohio tax rate of 46.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political

15 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

16 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2017	September 30, 2017	September 30, 2017
Class A	$ 1,000.00	$ 996.70	$ 5.22
Class B	1,000.00	993.00	8.98
Class C	1,000.00	993.00	8.98
Class Y	1,000.00	996.70	5.22

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.85	5.28
Class B	1,000.00	1,016.09	9.09
Class C	1,000.00	1,016.09	9.09
Class Y	1,000.00	1,019.85	5.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.04%
Class B	1.79
Class C	1.79
Class Y	1.04

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2017 Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—112.4%

Ohio—100.1%
$1,000,000	American Municipal Power, OH (Prairie State Energy Campus)	5.750%	02/15/2039	$1,065,390

100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)[1]	5.000	12/01/2035	101,071

1,000,000	Bowling Green, OH State University[1]	5.000	06/01/2042	1,147,860

70,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875	06/01/2030	68,082

2,335,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2047	2,246,130

3,480,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000	06/01/2042	3,379,880

1,000,000	Butler County, OH Hospital Facilities (Kettering Health Network/Kettering Medical Center Obligated Group)[1]	6.375	04/01/2036	1,120,710

500,000	Butler County, OH Port Authority (Maple Knoll Communities)[1]	7.000	07/01/2043	522,440

25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)[1]	6.150	01/20/2050	26,600

1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	5.750	11/01/2022	1,988,633

500,000	Cincinnati, OH GO1	5.000	12/01/2036	542,505

200,000	Clermont County, OH Port Authority (West Clermont Local School District)[1]	5.000	12/01/2035	231,460

155,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375	09/15/2027	155,442

1,000,000	Cleveland, OH Airport System[1]	5.000	01/01/2031	1,101,140

500,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[2]	5.375	09/01/2045	300,005

500,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.000	11/15/2026	559,460

2,070,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)[1,3]	5.375	11/15/2039	2,073,146

1,225,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)[1]	6.500	11/15/2039	1,228,589

695,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000	05/15/2035	696,640

360,000	Cuyahoga County, OH Economic Devel. (Medical Mart Center)[1]	5.250	12/01/2025	404,244

1,000,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)[1]	5.300	08/20/2034	1,001,540

405,000	Dayton, OH Airport (James M. Cox International Airport)[1]	5.000	12/01/2027	446,302

1,270,000	Dayton, OH Airport (James M. Cox International Airport)[1]	5.000	12/01/2029	1,450,950

745,000	Dayton-Montgomery County, OH Port Authority (AHA-CJ McLin Hsg.)[1]	5.000	03/01/2051	748,956

700,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)[1]	5.125	05/15/2022	700,378

25,000	Felicity, OH Water System[1]	6.875	08/01/2024	25,075

19 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Ohio (Continued)

$95,000	Franklin County, OH Multifamily Hsg. (Agler Green)[1]	5.800%	05/20/2044	$95,137

1,000,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)[1]	8.000	07/01/2042	1,168,180

3,100,000	Greene County, OH (Greene Town Center)[1]	8.000	12/01/2034	3,287,209

20,000	Greene County, OH University Hsg. (Central State University)	5.000	09/01/2024	20,005

55,000	Greene County, OH University Hsg. (Central State University)[1]	5.100	09/01/2035	53,735

70,000	Greene County, OH University Hsg. (Central State University)	5.375	09/01/2022	70,041

15,000	Greene County, OH University Hsg. (Central State University)[1]	5.500	09/01/2027	15,005

20,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	20,005

1,000,000	Hamilton County, OH Convention Facilities Authority[1]	5.000	12/01/2033	1,114,270

5,475,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center)[4]	5.000	05/15/2028	6,402,298

2,025,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center)[4]	5.000	05/15/2029	2,357,644

200,000	Hancock County, OH Hospital (BV/BVHS/BVHF Obligated Group)[1]	5.750	12/01/2026	226,028

47,000	Heath City, OH School District	6.375	12/01/2027	47,210

60,000	Highland Heights, OH GO1	5.700	12/01/2020	60,248

525,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2032	506,982

200,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	198,666

10,000	Lucas County, OH (Metropolitan Sewer & Water District)[1]	5.000	12/01/2018	10,034

750,000	Lucas County, OH Hospital (PHlthcare / TH / FlowerHosp / DH / BPCH / LLTC / PCCSC / SLH / FCommHosp /HMemH / ELBMC / MH Obligated Group)[1]	5.000	11/15/2029	836,730

500,000	Lucas County, OH Hospital (PHlthcare / TH / FlowerHosp / DH / BPCH / LLTC / PCCSC / SLH / FCommHosp /HMemH / ELBMC / MH Obligated Group)[1]	5.750	11/15/2031	576,065

25,000	Maple Heights, OH GO1	5.250	12/01/2018	25,031

300,000	Massillon, OH Parks & Recreation[1]	5.000	12/01/2031	300,993

500,000	Miami University, OH1	5.000	09/01/2036	561,395

10,000	Montgomery County, OH (Catholic Health Initiatives)[1]	5.000	05/01/2030	10,025

15,000	Montgomery County, OH (Catholic Health Initiatives)[1]	5.000	05/01/2032	15,036

500,000	Montgomery County, OH (Miami Valley Hospital)[1]	5.750	11/15/2023	559,855

1,000,000	Northeast, OH Regional Sewer District[1]	5.000	11/15/2044	1,159,440

500,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	12/01/2038	538,630

20 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Ohio (Continued)

$10,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150%	12/01/2017	$10,069

100,000	OH Economic Devel. (Ohio Enterprise Bond Fund-Toledo)[1]	5.500	12/01/2019	100,816

105,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments) [1]	6.600	08/01/2025	105,329

1,000,000	OH HFA[1]	5.000	04/01/2027	1,003,320

20,000	OH HFA (Residential Mtg.) [1]	5.550	09/01/2028	20,295

45,000	OH HFA (Residential Mtg.) [1]	5.900	09/01/2023	46,071

165,000	OH HFA (Residential Mtg.) [1]	6.125	09/01/2028	171,037

45,000	OH HFA (Residential Mtg.) [1]	6.200	09/01/2033	46,393

1,000,000	OH Higher Educational Facility Commission (Denison University)[1]	5.000	11/01/2034	1,155,360

500,000	OH Higher Educational Facility Commission (Kenyon College)[1]	5.000	07/01/2037	565,745

1,000,000	OH Higher Educational Facility Commission (Kenyon University)[1]	5.000	07/01/2041	1,142,630

1,000,000	OH Higher Educational Facility Commission (University of Dayton)[1]	5.000	12/01/2044	1,136,850

2,000,000	OH River South Authority (Lazarus Building Redevel.) [1]	5.750	12/01/2027	2,009,860

182,710	OH Western Reserve Port Authority Solid Waste Facility (Central Waste) [5,6]	6.350	07/01/2027	2

700,000	Olentangy, OH Local School District (School Facilities Construction & Improvement) [1]	5.000	12/01/2036	719,341

225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	213,491

175,000	Ross County, OH Hospital (Adena Health System) [1]	5.750	12/01/2028	184,756

10,000	Seven Hills, OH GO 1	6.250	12/01/2020	10,040

755,000	Summit County, OH Port Authority[1]	6.500	05/15/2039	765,902

955,000	Summit County, OH Port Authority (Cleveland Flats-East)[1]	6.875	05/15/2040	1,030,980

410,000	Summit County, OH Port Authority (University of Akron Student Hsg.) [1]	6.000	01/01/2036	461,701

340,000	Summit County, OH Port Authority (University of Akron Student Hsg.) [1]	6.000	01/01/2036	392,771

725,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio) [1]	6.000	11/15/2027	727,298

369,758	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons) [1]	5.400	11/01/2036	369,743

135,141	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons) [5,6]	5.400	11/01/2036	1

1,000,000	University of Cincinnati, OH Receipts (Green Bond) [1]	5.000	06/01/2041	1,158,210

85,000	Wapakoneta, OH Sewer[1]	4.950	12/01/2018	85,272

1,500,000	Warren County, OH Port Authority (Corridor 75 Park) [1]	7.500	12/01/2034	1,529,595

245,000	Westlake, OH GO1	5.000	12/01/2021	247,283

1,000,000	Willoughby-Eastlake, OH City School District[1]	5.000	12/01/2046	1,143,180

21 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Ohio (Continued)

$350,000	Wright, OH State University[1]	5.000%	05/01/2031	$374,255

				60,496,121

U.S. Possessions—12.3%
750,000	Guam International Airport Authority[1]	6.000	10/01/2034	874,155

2,770,000	Puerto Rico Children’s Trust Fund (TASC)	7.647[7]	05/15/2050	313,536

1,000,000	Puerto Rico Commonwealth GO5	5.500	07/01/2026	458,750

1,250,000	Puerto Rico Commonwealth GO5	6.500	07/01/2037	573,437

32,688	Puerto Rico Electric Power Authority[5]	10.000	07/01/2019	15,753

32,687	Puerto Rico Electric Power Authority[5]	10.000	07/01/2019	15,753

24,516	Puerto Rico Electric Power Authority[5]	10.000	01/01/2021	11,824

24,516	Puerto Rico Electric Power Authority[5]	10.000	07/01/2021	11,828

8,171	Puerto Rico Electric Power Authority[5]	10.000	01/01/2022	3,953

8,172	Puerto Rico Electric Power Authority[5]	10.000	07/01/2022	3,953

500,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2042	241,250

135,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2027	65,138

80,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2029	38,600

80,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2030	38,600

90,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2031	43,425

750,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2025	361,875

415,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250	07/01/2026	200,238

500,000	Puerto Rico Highway & Transportation Authority[5]	5.500	07/01/2030	299,375

865,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.250	10/01/2024	441,669

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500	10/01/2037	1,052,347

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	97,418

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	95,324

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	94,104

100,000	Puerto Rico ITEMECF (University of the Sacred
	Heart)[1]	5.000	10/01/2042	68,988

10,000	Puerto Rico Public Buildings Authority[5]	5.125	07/01/2024	4,325

1,000,000	Puerto Rico Public Buildings Authority[2]	6.750	07/01/2036	432,500

250,000	Puerto Rico Public Buildings Authority[5]	7.000	07/01/2025	108,125

1,500,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.750	08/01/2037	313,125

1,345,000	Puerto Rico Sales Tax Financing Corp., Series A,
	NPFGC	5.898[7]	08/01/2042	334,851

500,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.375	08/01/2039	104,375

500,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750	08/01/2057	266,250

500,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000	08/01/2039	104,375

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.750[8]	08/01/2032	208,750

165,000	V.I. Public Finance Authority (Matching Fund Loan
	Note)	6.750	10/01/2037	113,238

				7,411,207

Total Investments, at Value (Cost $70,978,558)—112.4%	67,907,328

Net Other Assets (Liabilities)—(12.4)	(7,467,016)

Net Assets—100.0%	$60,440,312

22 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

AHA	Affordable Housing America
BPCH	Bay Park Community Hospital
BV	Blanchard Valley
BVHF	Blanchard Valley Health Foundation
BVHS	Blanchard Valley Health System
CCHMC	Cincinnati Children’s Hospital Medical Center
DH	Defiance Hospital
ELBMC	Emma L. Bixby Medical Center
FCommHosp	Fostoria Community Hospital
FlowerHosp	Flower Hospital
GO	General Obligation
HFA	Housing Finance Agency
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
HMemH	Herrick Memorial Hospital
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LLTC	Lenawee Long Term Care
MH	Memorial Hospital
NPFGC	National Public Finance Guarantee Corp.
PCCSC	Promedica Continuing Care Services Corp.
PHlthcare	Promedica Healthcare
SLH	Toledo Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TH	Toledo Hospital
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

23 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2017 Unaudited

Assets
Investments, at value (cost $70,978,558)—see accompanying statement of investments	$67,907,328

Cash	268,461

Receivables and other assets:
Interest	1,090,479
Investments sold on a when-issued or delayed delivery basis	86,581
Shares of beneficial interest sold	3,248
Other	17,807

Total assets	69,373,904

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	5,625,000
Payable for borrowings (See Note 9)	3,200,000
Dividends	27,967
Shares of beneficial interest redeemed	24,621
Distribution and service plan fees	10,706
Shareholder communications	5,138
Trustees’ compensation	4,732
Interest expense on borrowings	2,936
Other	32,492

Total liabilities	8,933,592

Net Assets	$60,440,312

Composition of Net Assets
Par value of shares of beneficial interest	$6,221

Additional paid-in capital	82,766,358

Accumulated net investment income	151,623

Accumulated net realized loss on investments	(19,412,660)

Net unrealized depreciation on investments	(3,071,230)

Net Assets	$60,440,312

24 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $34,404,859 and 3,538,943 shares of beneficial interest outstanding)	$9.72
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.20

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $220,944 and 22,754 shares of beneficial interest outstanding)	$9.71

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,779,574 and 1,729,424 shares of beneficial interest outstanding)	$9.70

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,034,935 and 930,368 shares of beneficial interest outstanding)	$9.71

See accompanying Notes to Financial Statements.

25 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2017 Unaudited

Investment Income
Interest	$1,530,928

Expenses
Management fees	172,873

Distribution and service plan fees:
Class A	44,042
Class B	1,320
Class C	87,773

Transfer and shareholder servicing agent fees:
Class A	18,128
Class B	132
Class C	8,782
Class Y	4,390

Shareholder communications:
Class A	5,282
Class B	179
Class C	2,971
Class Y	1,278

Borrowing fees	39,518

Legal, auditing and other professional fees	32,861

Interest expense and fees on short-term floating rate notes issued (See Note 4)	22,297

Interest expense on borrowings	14,686

Trustees’ compensation	427

Custodian fees and expenses	176

Other	3,152

Total expenses	460,267
Less waivers and reimbursements of expenses	(65,872)

Net expenses	394,395

Net Investment Income	1,136,533

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions	70,519

Net change in unrealized appreciation/depreciation on investment transactions	(1,440,189)

Net Decrease in Net Assets Resulting from Operations	$(233,137)

See accompanying Notes to Financial Statements.

26 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017	Year Ended
	(Unaudited)	March 31, 2017

Operations
Net investment income	$1,136,533	$3,035,111

Net realized gain (loss)	70,519	(275,090)

Net change in unrealized appreciation/depreciation	(1,440,189)	(1,214,892)

Net increase (decrease) in net assets resulting from operations	(233,137)	1,545,129

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(800,825)	(2,060,593)
Class B	(4,847)	(17,902)
Class C	(322,021)	(778,453)
Class Y	(193,442)	(361,030)

	(1,321,135)	(3,217,978)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,640,909)	(6,127,084)
Class B	(78,802)	(306,855)
Class C	(770,658)	(1,291,671)
Class Y	1,638,709	(174,295)

	(2,851,660)	(7,899,905)

Net Assets
Total decrease	(4,405,932)	(9,572,754)

Beginning of period	64,846,244	74,418,998

End of period (including accumulated net investment income of $151,623 and $336,225, respectively)	$60,440,312	$64,846,244

See accompanying Notes to Financial Statements.

27 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Six Months Ended September 30, 2017 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(233,137)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(312,417)
Proceeds from disposition of investment securities	1,488,139
Short-term investment securities, net	3,389
Premium amortization	133,278
Discount accretion	(95,702)
Net realized gain on investment transactions	(70,519)
Net change in unrealized appreciation/depreciation on investment transactions	1,440,189
Change in assets:
Decrease in other assets	18,155
Decrease in interest receivable	190,525
Decrease in receivable for securities sold	387,574
Change in liabilities:
Decrease in other liabilities	(13,927)

Net cash provided by operating activities	2,935,547

Cash Flows from Financing Activities
Proceeds from borrowings	6,200,000
Payments on borrowings	(5,100,000)
Proceeds from shares sold	3,590,661
Payments on shares redeemed	(7,574,889)
Cash distributions paid	(171,731)

Net cash used in financing activities	(3,055,959)

Net decrease in cash	(120,412)

Cash, beginning balance	388,873

Cash, ending balance	$268,461

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,146,815.

Cash paid for interest on borrowings—$13,121.

Cash paid for interest on short-term floating rate notes issued—$22,297.

See accompanying Notes to Financial Statements.

28 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.97	$10.22	$10.35	$10.07	$10.78	$10.52

Income (loss) from investment operations:
Net investment income[2]	0.19	0.46	0.51	0.54	0.55	0.50
Net realized and unrealized gain (loss)	(0.22)	(0.22)	(0.11)	0.28	(0.75)	0.30

Total from investment operations	(0.03)	0.24	0.40	0.82	(0.20)	0.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.49)	(0.53)	(0.54)	(0.51)	(0.54)

Net asset value, end of period	$9.72	$9.97	$10.22	$10.35	$10.07	$10.78

Total Return, at Net Asset Value[3]	(0.33)%	2.29%	4.09%	8.32%	(1.68)%	7.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,405	$38,923	$46,060	$41,120	$42,705	$59,759

Average net assets (in thousands)	$36,118	$43,365	$43,348	$39,782	$48,555	$52,961

Ratios to average net assets:[4]
Net investment income	3.84%	4.50%	5.02%	5.30%	5.48%	4.60%
Expenses excluding specific expenses listed below	1.04%	1.04%	1.02%	1.01%	1.02%	0.93%
Interest and fees from borrowings	0.17%	0.11%	0.06%	0.25%	0.31%	0.41%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.10%	0.06%	0.06%	0.04%	0.04%

Total expenses	1.28%	1.25%	1.14%	1.32%	1.37%	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.01%	0.92%	1.11%	1.15%	1.24%

Portfolio turnover rate	0%[6]	5%	3%	9%	15%	23%

29 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate transactions.

6. Less than 0.5%.

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class B	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.96	$10.21	$10.34	$10.06	$10.77	$10.51

Income (loss) from investment operations:
Net investment income[2]	0.15	0.38	0.43	0.47	0.47	0.42
Net realized and unrealized gain (loss)	(0.22)	(0.22)	(0.10)	0.27	(0.75)	0.30

Total from investment operations	(0.07)	0.16	0.33	0.74	(0.28)	0.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.41)	(0.46)	(0.46)	(0.43)	(0.46)

Net asset value, end of period	$9.71	$9.96	$10.21	$10.34	$10.06	$10.77

Total Return, at Net Asset Value[3]	(0.70)%	1.53%	3.31%	7.52%	(2.42)%	6.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$221	$306	$620	$1,215	$1,679	$3,068

Average net assets (in thousands)	$263	$446	$785	$1,391	$2,243	$3,226

Ratios to average net assets:[4]
Net investment income	3.06%	3.75%	4.27%	4.58%	4.70%	3.89%
Expenses excluding specific expenses listed below	1.91%	1.84%	1.80%	1.76%	1.83%	1.76%
Interest and fees from borrowings	0.17%	0.11%	0.06%	0.25%	0.31%	0.41%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.10%	0.06%	0.06%	0.04%	0.04%

Total expenses	2.15%	2.05%	1.92%	2.07%	2.18%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.76%	1.67%	1.86%	1.90%	2.00%

Portfolio turnover rate	0%[6]	5%	3%	9%	15%	23%

31 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate transactions.

6. Less than 0.5%.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class C	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.95	$10.20	$10.33	$10.05	$10.76	$10.50

Income (loss) from investment operations:
Net investment income[2]	0.15	0.38	0.43	0.47	0.47	0.42
Net realized and unrealized gain (loss)	(0.22)	(0.22)	(0.10)	0.27	(0.75)	0.30

Total from investment operations	(0.07)	0.16	0.33	0.74	(0.28)	0.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.41)	(0.46)	(0.46)	(0.43)	(0.46)

Net asset value, end of period	$9.70	$9.95	$10.20	$10.33	$10.05	$10.76

Total Return, at Net Asset Value[3]	(0.70)%	1.54%	3.32%	7.53%	(2.42)%	6.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,779	$17,984	$19,760	$19,838	$20,514	$32,379

Average net assets (in thousands)	$17,508	$19,424	$19,436	$20,105	$25,485	$29,835

Ratios to average net assets:[4]
Net investment income	3.07%	3.74%	4.28%	4.55%	4.71%	3.86%
Expenses excluding specific expenses listed below	1.80%	1.80%	1.78%	1.76%	1.79%	1.70%
Interest and fees from borrowings	0.17%	0.11%	0.06%	0.25%	0.31%	0.41%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.10%	0.06%	0.06%	0.04%	0.04%

Total expenses	2.04%	2.01%	1.90%	2.07%	2.14%	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.76%	1.67%	1.86%	1.90%	2.00%

Portfolio turnover rate	0%[6]	5%	3%	9%	15%	23%

33 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate transactions.

6. Less than 0.5%.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class Y	Six Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$9.96	$10.21	$10.34	$10.06	$10.77	$10.51

Income (loss) from investment operations:
Net investment income[2]	0.19	0.46	0.51	0.54	0.55	0.51
Net realized and unrealized gain (loss)	(0.22)	(0.22)	(0.10)	0.28	(0.75)	0.31

Total from investment operations	(0.03)	0.24	0.41	0.82	(0.20)	0.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.49)	(0.54)	(0.54)	(0.51)	(0.56)

Net asset value, end of period	$9.71	$9.96	$10.21	$10.34	$10.06	$10.77

Total Return, at Net Asset Value[3]	(0.33)%	2.30%	4.11%	8.38%	(1.65)%	7.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,035	$7,633	$7,979	$10,042	$3,824	$4,905

Average net assets (in thousands)	$8,763	$7,601	$8,631	$6,844	$4,376	$4,407

Ratios to average net assets:[4]
Net investment income	3.80%	4.50%	5.04%	5.22%	5.52%	4.72%
Expenses excluding specific expenses listed below	0.80%	0.82%	0.78%	0.73%	0.77%	0.70%
Interest and fees from borrowings	0.17%	0.11%	0.06%	0.25%	0.31%	0.41%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.10%	0.06%	0.06%	0.04%	0.04%

Total expenses	1.04%	1.03%	0.90%	1.04%	1.12%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%[6]	1.01%	0.90%	1.04%[6]	1.12%[6]	1.15%

Portfolio turnover rate	0%[7]	5%	3%	9%	15%	23%

35 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate transactions.

6. Waiver was less than 0.005%.

7. Less than 0.5%.

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2017 Unaudited

1. Organization

Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

37 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended March 31, 2017, the Fund did not utilize any capital loss

38 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$9,452,268
2019	48,500
No expiration	9,977,535

Total	$19,478,303

At period end, it is estimated that the capital loss carryforwards would be $9,500,768 expiring by 2019 and $9,907,016, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $70,519 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$65,372,402

Gross unrealized appreciation	$4,224,075
Gross unrealized depreciation	(7,295,305)

Net unrealized depreciation	$(3,071,230)

1. The Federal tax cost of securities does not include cost of $5,606,156, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

39 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those

40 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

3. Securities Valuation (Continued)

securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$60,496,118	$3	$60,496,121
U.S. Possessions	—	7,411,207	—	7,411,207

Total Assets	$—	$67,907,325	$3	$67,907,328

41 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
U.S. Possessions	$97,294	$(97,294)

Total Assets	$97,294	$(97,294)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender

42 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

4. Investments and Risks (Continued)

their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the

43 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction

44 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

4. Investments and Risks (Continued)

by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $8,759,942 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,625,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,370,000	Hamilton County, OH Hospital Facilities (CCHMC)
	Tender Option Bond Series 2015 XF0030 Trust	15.420%	5/15/28	$2,297,298
505,000	Hamilton County, OH Hospital Facilities (CCHMC)
	Tender Option Bond Series 2015-XF0030-2 Trust	15.460	5/15/29	837,644

				$3,134,942

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,625,000 or 8.11% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase

45 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$ 86,581

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

46 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

4. Investments and Risks (Continued)

Information concerning securities not accruing interest at period end is as follows:

Cost	$11,351,965
Market Value	$4,987,096
Market Value as % of Net Assets	8.25%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

47 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2017		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	137,791	$1,373,516	291,561	$2,980,400
Dividends and/or distributions reinvested	70,071	695,984	173,805	1,773,968
Redeemed	(571,992)	(5,710,409)	(1,068,692)	(10,881,452)

Net decrease	(364,130)	$(3,640,909)	(603,326)	$(6,127,084)

Class B
Sold	—	$—	24	$242
Dividends and/or distributions reinvested	362	3,596	1,299	13,279
Redeemed	(8,321)	(82,398)	(31,343)	(320,376)

Net decrease	(7,959)	$(78,802)	(30,020)	$(306,855)

Class C
Sold	15,668	$155,658	130,619	$1,340,990
Dividends and/or distributions reinvested	27,432	271,901	61,354	624,783
Redeemed	(120,644)	(1,198,217)	(321,899)	(3,257,444)

Net decrease	(77,544)	$(770,658)	(129,926)	$(1,291,671)

Class Y
Sold	206,895	$2,063,861	341,588	$3,448,751
Dividends and/or distributions reinvested	17,682	175,334	26,813	273,080
Redeemed	(60,485)	(600,486)	(383,642)	(3,896,126)

Net increase (decrease)	164,092	$1,638,709	(15,241)	$(174,295)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$312,417	$1,488,139

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

48 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2017	1,363

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for

49 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the

50 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2017	$2,700	$—	$—	$307

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$43,267
Class B	463
Class C	21,910
Class Y	232

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to

51 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.2596% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.14% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.2596%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$2,549,180
Average Daily Interest Rate	1.124%
Fees Paid	$14,492
Interest Paid	$13,121

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits

52 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$7,201

10. Subsequent Event

During the reporting period there were two hurricanes that impacted Puerto Rico and the U.S. Virgin Islands causing significant damages. Subsequent to fiscal year end and through financial statement issuance date, the change in market value of the Fund’s investments in Puerto Rico and the U.S. Virgin Islands had a negative impact on the Fund’s net assets by less than 2%.

53 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

54 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni Ohio category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni Ohio funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees were higher than its peer group median and category median. The Board also noted that the Fund’s total expenses, net of waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

55 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

56 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Elizabeth S. Mossow, Vice President

Richard A. Stein, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

58 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

59 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63 OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0570.001.0917 November 21, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Ohio Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017